WARRANT PURCHASE AGREEMENT

This WARRANT PURCHASE AGREEMENT (this "Agreement"), dated as of the 22nd day of November, 2006, is made by and between theglobe.com, inc., a Delaware corporation with a principal place of business at 110 East Broward Blvd., Ft. Lauderdale, Florida 33301 (the "Company"), and Carl Ruderman, an individual with an address at [redacted] (the "Purchaser").

RECITALS

WHEREAS, the Purchaser has facilitated the entry by the Company into a Marketing Service Agreement with each of Universal Media of Miami, Inc. and Trans Digital Media (the "Marketing Agreements");

WHEREAS, as a result of the entry into the Marketing Agreements and the benefits anticipated to be derived by the Company therefrom, the Company is willing to sell to Purchaser, and the Purchaser has agreed to purchase from the Company, Warrants to purchase up to an aggregate of Ten Million (10,000,000) shares of the Company's common stock (each, a "Warrant" and together, the "Warrants"), which Warrants shall be issued in the form of Exhibits "A" and "B" hereto;

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:

1. <u>Sale and Purchase of Warrants</u>. Upon the execution and delivery of this Agreement, and in consideration of the entry into the Marketing Agreements and the payment by the Purchaser to the Company of the sum of One Hundred Dollars ($100.00), the Company agrees to issue and sell to the Purchaser, and the Purchaser agrees to purchase from the Company, the Warrants.

2. <u>Closings; Closing Deliveries</u>.

a. <u>Closing</u>. The closing of the purchase and sale of the Warrants (the "Closing") shall occur upon the execution and delivery of this Agreement by the Company and the Purchaser.

b. <u>Closing Deliveries</u>. At the Closing, the Company will deliver to the Purchaser an executed counterpart of this Agreement and the original Warrants, and the Purchaser will deliver to the Company an executed counterpart of this Agreement and make payment to the Company for the purchase of the Warrants in the amount of One Hundred Dollars ($100.00).

3. <u>Representations and Warranties of the Purchaser</u>. The Purchaser represents and warrants to the Company as follows:

a. Accredited Investor. The Purchaser is an accredited investor within the meaning of Rule 501(a) of Regulation D under the Securities Act of 1933, as amended (the "Securities Act").

b. Nondistributive Intent. The Purchaser is purchasing the Warrants solely for investment for his own account, and not for the account of any other person, and not with any present intention to resell or otherwise distribute, the Warrants or any security into which a Warrant is convertible (the "Underlying Securities") in any manner that would violate the Securities Act or any applicable state securities laws.

c. Restrictions of Transfer. The Purchaser acknowledges and understands that neither the Warrants nor the Underlying Securities have been registered under the Securities Act or under any state securities laws and agrees that neither the Warrants nor the Underlying Securities may be resold unless they are subsequently registered under the Securities Act or pertinent state securities acts or unless an exemption from such registration is available.

d. No Market for Warrants or Underlying Securities. The Purchaser understands that he must bear the economic risk of this investment for an indefinite period of time because neither the Warrants nor the Underlying Securities are registered under the Securities Act or the securities laws of any state or other jurisdiction. The Purchaser has been advised that there is no public market for the Warrants or the Underlying Securities and that neither the Warrants nor the Underlying Securities are being registered under the Securities Act, on the basis that the transaction involving their sale is exempt from such registration requirements as a transaction by an issuer not involving any public offering, and that reliance by the Company on such exemption is predicated, in part, on the Purchaser's representations set forth in this Agreement.

e. Purchaser's Liquidity. The Purchaser represents and warrants that the Purchaser is able to bear the economic risk of losing the Purchaser's entire investment in the Warrants and the Underlying Securities, which is not disproportionate to the Purchaser's net worth, and that the Purchaser has adequate means of providing for its current cash flow requirements and contingencies without regard to the investment in the Warrants and the Underlying Securities.

f. Access to Information. To the extent he has deemed necessary, the Purchaser has consulted with his attorney, financial advisors and others regarding all financial, securities and tax aspects of the proposed investment. The Purchaser and said advisors have reviewed the Warrants, this Agreement and all documents relating hereto and thereto. The Purchaser acknowledges that he and his advisors have had an opportunity to ask questions of and to receive answers from the officers of the Company and to obtain such additional information and documents as deemed necessary by the Purchaser to enable him to make an informed decision concerning the purchase of the Warrants, to the extent that the Company possesses such information or could acquire it without unreasonable effort or expense: (i) relative to the Company, its business; and (ii) necessary to supplement any information, documents, books and records furnished. All such materials and information requested by the Purchaser and his

advisors have been made available and examined by the Purchaser or his advisors. The Purchaser acknowledges that investment in the Warrants involves a high degree of risk.

4. Transfer of Warrants or Underlying Securities.

a. Legend. Until the occurrence of one of the events specified in Section 4(c), the Warrants and, upon their issuance, the Underlying Securities shall be stamped or otherwise imprinted with a legend substantially in the following form:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR UNDER ANY STATE SECURITIES LAW. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

b. Opinion of Counsel. Prior to any transfer of a Warrant, any Underlying Securities, or any interest therein, the Purchaser, or, if the Purchaser is not the person proposing such transfer, the holder of the Warrant or the Underlying Securities, as applicable, shall give the Company written notice of the Purchaser's or holder's intention to make such transfer, describing the manner of the intended transfer and the proposed transferee, together with an opinion in form and substance reasonably acceptable to the Company and from counsel reasonably acceptable to the Company, to the effect that such transfer may be effected without registration under the Securities Act and any pertinent state securities laws. The Company shall take such reasonable action to effect the requested transfer promptly after its receipt of such an acceptable opinion. The Company shall not be required to effect any such transfer prior to the receipt of such opinion.

c. Unrestricted Transferability. The restrictions imposed by Sections 4(a) and (b) herein shall terminate as to some or all of the Warrants and the Underlying Securities, as applicable, if:

(i) The Underlying Securities shall have been effectively registered under the Securities Act and any applicable state law and sold by the holder thereof in accordance with such registration; or

(ii) Written opinions to the effect that registration of the Warrants and the Underlying Securities is no longer required or necessary under any applicable federal or state law or regulation or governmental authority shall have been received from legal counsel reasonably acceptable to the Company.

Whenever the restrictions imposed by Sections 4(a) and (b) herein shall terminate, as provided above, the holder of the Warrants or the Underlying Securities as to which such requirements shall have terminated shall be entitled to receive from the Company, without

expense to such holder, a new Warrant or certificate representing the Underlying Securities not bearing the restrictive legend set forth in Section 4(a).

5. Piggyback Registration Rights. The Purchaser will be entitled to "piggy back" registration rights with respect to the Underlying Securities in the manner set forth on Schedule I hereto.

6. Notices. All notices, requests, consents and other communications hereunder shall be in writing and shall be (as elected by the person giving such notice) (i) delivered by messenger or nationally recognized overnight courier service or (ii) mailed by first-class, postage prepaid, registered or certified mail. Notice to the Purchaser shall be delivered to such Purchaser's address listed above, or if to any other holder of a Warrant or the Underlying Securities, to such holder's address as shown on the books of the Company (or to such other address as may from time to time be specified in a notice to the Company in accordance herewith). Notice to the Company shall be addressed as first set forth above (or to such other address as is specified in a notice to the Purchaser in accordance herewith). Each such notice shall be deemed delivered and received: (i) on the date delivered if by personal delivery; (ii) on the next business day if sent by overnight courier; and (iii) on the date upon which the return receipt is signed or delivery is refused or the notice is designated by the postal authorities as not deliverable, as the case may be, if mailed.

7. Miscellaneous Provisions.

a. This Agreement, together with the Warrants, and that certain Stockholders Agreement of even date herewith among Purchaser and others, contains the entire agreement of the parties with respect to the subject matter hereof, and supersedes all other negotiations, understandings and representations (if any) made by and between such parties. This Agreement may not be assigned or otherwise transferred by the Purchaser without the prior written consent of the Company. All of the terms and provisions of this Agreement shall be binding upon, inure to the benefit of, and be enforceable by the parties and their respective administrators, personal and other legal representatives, heirs, successors and permitted assigns.

b. If any part of this Agreement or any other agreement entered into pursuant hereto is contrary to, prohibited by or deemed invalid under applicable law, such provision shall be inapplicable and deemed omitted to the extent so contrary, prohibited or invalid, but the remainder hereof shall not be invalidated thereby and shall be given full force and effect so far as possible.

c. The laws of the State of Florida, together with the federal securities laws, shall govern this transaction.

d. The headings of this Agreement are for convenience of reference only, and they shall not limit or otherwise affect the interpretation of any term or provision hereof.

e. This Agreement may be amended only upon the written consent of the Company and the Purchaser.

f. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but both of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the date provided above.

theglobe.com, inc.

By ____________________
Name: Edward A. Cespedes
Title: President

____
Carl Ruderman, individually

Schedule I

Piggy-Back Registration Rights.

(a) The term "Registrable Securities" shall mean shares of the Company's common stock issuable upon exercise of the Warrants, together with any shares of common stock issued or issuable by way of a stock dividend or stop split or in connection with any recapitalization, merger, consolidation or other reorganization; provided that the term "Registrable Securities" shall not include any securities that have been either: (i) publicly resold pursuant to Rule 144 promulgated under the Securities Act or (ii) are eligible for sale under Rule 144(k) of the 1933 Act.

(b) If at any time hereafter, the Company shall prepare and file one or more registration statements under the Securities Act, with respect to a public offering of common stock of the Company, or of any common stock of the Company held by its security holders, other than registration statements on Form S-4 or S-8 (or their successor forms), the Company will include in any such registration statement such information as is required, and such number of Registrable Securities held by the Purchaser and/or his assigns as may be requested by him and/or them, to permit a public offering of the Registrable Securities so requested; provided, however, that in the case of an underwritten offering, if, in the written opinion of the Company's managing underwriter for such offering, the inclusion of the Registrable Securities requested to be registered, when added to the securities being registered by the Company or any other selling security holder(s), would exceed the maximum amount of the Company's securities that can be marketed without otherwise materially and adversely affecting the entire offering, then such managing underwriter may exclude from such offering that portion of the Registrable Securities requested to be so registered, provided that a pro-rata portion of each other selling security holder's securities (other than securities being registered pursuant to demand registration rights) is also excluded, so that the total number of securities to be registered is within the maximum number of shares that, in the opinion of the managing underwriter, may be marketed without otherwise materially and adversely affect the entire offering. As used in this Schedule I, the term "Purchaser" shall include any of his assigns.

(c) In the event of such a proposed registration, the Company shall furnish the Purchaser with not less than twenty (20) days' written notice prior to the proposed date of filing of such registration statement. Such notice shall continue to be given by the Company to the Purchaser with respect to subsequent registration statements until such time as all of the Registrable Securities have been registered or may be sold without registration under the Act or applicable state securities laws and regulations, and without limitation as to volume pursuant to Rule 144 of the Securities Act. The Purchaser shall exercise the rights provided for herein by giving written notice to the Company, within fifteen (15) days of receipt of the Company's notice of its intention to file a registration statement.

(d) It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement with respect to the Registrable Securities that the Purchaser furnish to the Company such information regarding itself, the Registrable Securities held by him, and the intended method of disposition of such securities as shall be required to effect the registration of the Registrable Securities.

(e) The Company shall pay all costs (excluding fees and expenses of the Purchaser's counsel and any underwriting or selling commissions or other charges of any broker-dealer acting on behalf of the Purchaser and except to the extent persons other than Purchaser have

agreed to pay such costs), fees and expenses in connection with all post-effective amendments or new registration statements filed pursuant to this Agreement, including, without limitation, the Company's legal and accounting fees, printing expenses and blue sky fees and expenses.

(f) In the event of any registration of any of the Registrable Securities under this Agreement, the Company will indemnify and hold harmless Purchaser against any losses, claims, damages or liabilities, to which Purchaser may become subject, insofar as any losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Registrable Securities are registered under the Securities Act, any preliminary prospectus or final prospectus contained in the registration statement, or any amendment or supplement to such registration statement, or arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Company will reimburse Purchaser for any legal or any other expenses reasonable incurred by Purchaser in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made in such registration statement, preliminary prospectus or prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the company, in writing, by or on behalf of Purchaser specifically for use in the preparation thereof.

(g) In the event of any registration of any of the Registrable Securities under this Agreement, the Purchaser will indemnify and hold harmless the Company, each of its directors and officers and each underwriter (if any) and each person, if any, who controls the Company or any such underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which the Company, such directors and officers, underwriter or controlling person may become subject under the Securities Act, state securities laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any registration statement under which such Registrable Securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the registration statement, or any amendment or supplement to the registration statement, or arise out of or are based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Purchaser will reimburse the Company, each of its directors and officers, each underwriter and each controlling person for any legal or other expenses reasonably incurred by the Company, each director and officer, each underwriter and each controlling person in connection with investigating and defending any such loss, claim, damage, liability or action, if the statement or omission was made in reliance upon and in conformity with information furnished to the Company by or on behalf of the Purchaser specifically for use in connection with the preparation of such registration statement, prospectus, amendment or supplement.

Exhibit "A" *
Form of Warrant (3 Year Term)

* Filed as Exhibit 10.41 to Form 10-K

Exhibit "B" *

Form of Warrant (4 Year Term)

* Filed as Exhibit 10.42 to Form 10-K